UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 17, 2004

SUNSET FINANCIAL RESOURCES, INC.

(Exact name of Registrant as specified in its Charter)

Maryland (State or other jurisdiction of incorporation or organization)	001-32026 (Commission file number)	16-1685692 (I.R.S. Employer Identification Number)

10245 Centurion Parkway North, Jacksonville, Florida 32256
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (904) 288-9330

4231 Walnut Bend, Jacksonville, Florida 32257
(Former name or former address, if changed since last report)

Item 5. Other Events and Required FD Disclosure
Item 7. Exhibits
SIGNATURE
INDEX TO EXHIBITS
Warrant to Purchase Common Stock
Incentive Stock Option Agreement-Jeffrey S Betros
Incentive Stock Option Agreement-Byron L Boston
Incentive Stock Option Agreement-Thomas G Manuel
Incentive Stock Option Agreement-Michael L Pannell
Incentive Stock Option Agreement-John Bert Watson
Non-Qualified Stock Option Agreement-R E Bennett
Non-Qualified Stock Option Agreement-J S Betros
Non-Qualified Stock Option Agreement-Byron Boston
Non-Qualified Stock Option Agreement-Hugh Jones Jr
Non-Qualified Stock Option Agreement-Thomas Manuel
Non-Qualified Stock Option Agreement-George Murray
Non-Qualified Stock Option Agreement-M L Pannell
Non-Qualified Stock Option Agreement-J P Stingone
Non-Qualified Stock Option Agreement-John B Watson
Indemnification Agreement - Rodney E. Bennett
Indemnification Agreement - Jeffrey S. Betros
Indemnification Agreement - Byron L. Boston
Indemnification Agreement - Hugh H. Jones, Jr.
Indemnification Agreement - Thomas G. Manuel
Indemnification Agreement - George A. Murray
Indemnification Agreement - Michael L. Pannell
Indemnification Agreement - Joseph P. Stingone
Indemnification Agreement - John Bert Watson
Press Release
Underwriting Agreement

Item 5. Other Events and Required FD Disclosure.

     On March 17, 2004, the Company announced that the initial public offering of its common stock was priced at $13.00 per share. The Company sold 10,000,000 shares in the offering. The Company completed the sale of these shares on March 22, 2004. A copy of the underwriting agreement by which the Company agreed to sell the shares is attached hereto as Exhibit 99.2 and incorporated herein by reference. In the underwriting agreement, the Company also granted to the underwriters an option to purchase 1,500,000 additional shares of common stock within 30 days of the offering to cover over-allotments.

Item 7. Exhibits.

10.1	Warrant to Purchase Common Stock of Sunset Financial Resources, Inc. dated March 22, 2004 granting Sapphire Advisors LLC the right to purchase shares of common stock of the Company.

10.2	Incentive Stock Option Agreement dated March 22, 2004 by and between the Company and Jeffrey S. Betros.

10.3	Incentive Stock Option Agreement dated March 22, 2004 by and between the Company and Byron L. Boston.

10.4	Incentive Stock Option Agreement dated March 22, 2004 by and between the Company and Thomas G. Manuel.

10.5	Incentive Stock Option Agreement dated March 22, 2004 by and between the Company and Michael L. Pannell.

10.6	Incentive Stock Option Agreement dated March 22, 2004 by and between the Company and John Bert Watson.

10.7	Non-Qualified Stock Option Agreement dated March 22, 2004 by and between the Company and Rodney E. Bennett.

10.8	Non-Qualified Stock Option Agreement dated March 22, 2004 by and between the Company and Jeffrey S. Betros.

10.9	Non-Qualified Stock Option Agreement dated March 22, 2004 by and between the Company and Byron L. Boston.

10.10	Non-Qualified Stock Option Agreement dated March 22, 2004 by and between the Company and Hugh H. Jones, Jr.

10.11	Non-Qualified Stock Option Agreement dated March 22, 2004 by and between the Company and Thomas G. Manuel.

10.12	Non-Qualified Stock Option Agreement dated March 22, 2004 by and between the Company and George A. Murray.

10.13	Non-Qualified Stock Option Agreement dated March 22, 2004 by and between the Company and Michael L. Pannell.

10.14	Non-Qualified Stock Option Agreement dated March 22, 2004 by and between the Company and Joseph P. Stingone.

10.15	Non-Qualified Stock Option Agreement dated March 22, 2004 by and between the Company and John Bert Watson.

10.16	Indemnification Agreement dated March 17, 2004 by and between the Company and Rodney E. Bennett.

10.17	Indemnification Agreement dated March 17, 2004 by and between the Company and Jeffrey S. Betros.

10.18	Indemnification Agreement dated March 17, 2004 by and between the Company and Byron L. Boston.

10.19	Indemnification Agreement dated March 17, 2004 by and between the Company and Hugh H. Jones, Jr.

10.20	Indemnification Agreement dated March 17, 2004 by and between the Company and Thomas G. Manuel.

10.21	Indemnification Agreement dated March 17, 2004 by and between the Company and George A. Murray.

10.22	Indemnification Agreement dated March 17, 2004 by and between the Company and Michael L. Pannell.

10.23	Indemnification Agreement dated March 17, 2004 by and between the Company and Joseph P. Stingone.

10.24	Indemnification Agreement dated March 17, 2004 by and between the Company and John Bert Watson.

99.1	Press Release dated March 17, 2004, announcing pricing for the public offering of 10,000,000 shares of the Company’s common stock.

99.2	Underwriting Agreement, dated as of March 17, 2004 (the “Underwriting Agreement”), by and between Sunset Financial Resources, Inc., on the one hand, and W.R. Hambrecht + Co., LLC, J.P. Morgan Securities Inc. and Stifel, Nicolaus & Company, Incorporated, acting as representatives of the several underwriters named in Schedule 1 to the Underwriting Agreement, on the other hand.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: March 25, 2004

SUNSET FINANCIAL RESOURCES, INC.
By:	/s/ John Bert Watson
John Bert Watson
Chairman, President and Chief Executive Officer

INDEX TO EXHIBITS

10.1	Warrant to Purchase Common Stock of Sunset Financial Resources, Inc. dated March 22, 2004 granting Sapphire Advisors LLC the right to purchase shares of common stock of the Company.

10.2	Incentive Stock Option Agreement dated March 22, 2004 by and between the Company and Jeffrey S. Betros.

10.3	Incentive Stock Option Agreement dated March 22, 2004 by and between the Company and Byron L. Boston.

10.4	Incentive Stock Option Agreement dated March 22, 2004 by and between the Company and Thomas G. Manuel.

10.5	Incentive Stock Option Agreement dated March 22, 2004 by and between the Company and Michael L. Pannell.

10.6	Incentive Stock Option Agreement dated March 22, 2004 by and between the Company and John Bert Watson.

10.7	Non-Qualified Stock Option Agreement dated March 22, 2004 by and between the Company and Rodney E. Bennett.

10.8	Non-Qualified Stock Option Agreement dated March 22, 2004 by and between the Company and Jeffrey S. Betros.

10.9	Non-Qualified Stock Option Agreement dated March 22, 2004 by and between the Company and Byron L. Boston.

10.10	Non-Qualified Stock Option Agreement dated March 22, 2004 by and between the Company and Hugh H. Jones, Jr.

10.11	Non-Qualified Stock Option Agreement dated March 22, 2004 by and between the Company and Thomas G. Manuel.

10.12	Non-Qualified Stock Option Agreement dated March 22, 2004 by and between the Company and George A. Murray.

10.13	Non-Qualified Stock Option Agreement dated March 22, 2004 by and between the Company and Michael L. Pannell.

10.14	Non-Qualified Stock Option Agreement dated March 22, 2004 by and between the Company and Joseph P. Stingone.

10.15	Non-Qualified Stock Option Agreement dated March 22, 2004 by and between the Company and John Bert Watson.

10.16	Indemnification Agreement dated March 17, 2004 by and between the Company and Rodney E. Bennett.

10.17	Indemnification Agreement dated March 17, 2004 by and between the Company and Jeffrey S. Betros.

10.18	Indemnification Agreement dated March 17, 2004 by and between the Company and Byron L. Boston.

10.19	Indemnification Agreement dated March 17, 2004 by and between the Company and Hugh H. Jones, Jr.

10.20	Indemnification Agreement dated March 17, 2004 by and between the Company and Thomas G. Manuel.

10.21	Indemnification Agreement dated March 17, 2004 by and between the Company and George A. Murray.

10.22	Indemnification Agreement dated March 17, 2004 by and between the Company and Michael L. Pannell.

10.23	Indemnification Agreement dated March 17, 2004 by and between the Company and Joseph P. Stingone.

10.24	Indemnification Agreement dated March 17, 2004 by and between the Company and John Bert Watson.

99.1	Press Release dated March 17, 2004, announcing pricing for the public offering of 10,000,000 shares of the Company’s common stock.

99.2	Underwriting Agreement, dated as of March 17, 2004 (the “Underwriting Agreement”), by and between Sunset Financial Resources, Inc., on the one hand, and W.R. Hambrecht + Co., LLC, J.P. Morgan Securities Inc. and Stifel, Nicolaus & Company, Incorporated, acting as representatives of the several underwriters named in Schedule 1 to the Underwriting Agreement, on the other hand.